UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08822

Capital Management Investment Trust

(Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802

(Address of Principal Executive Offices)                    (Zip code)

A. Vason Hamrick

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: November 30

Date of reporting period: November 30, 2007

Item 1. REPORTS TO STOCKHOLDERS.

Annual Report 2007

Mid-Cap Fund

Small-Cap Fund

November 30, 2007

Capital Management

Investment Trust

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Capital Management Mid-Cap Fund and the Capital Management Small-Cap Fund (collectively the “Funds” and individually the “Mid-Cap Fund” and “Small-Cap Fund”). This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Funds nor the Funds’ distributor is a bank.

Distributor: Shields & Company, 140 Broadway, 44th Floor, New York, NY 10005, Phone 1-212-320-3015.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Capital Management Funds (“Funds”) and of the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

Investment in the Funds is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Funds will be successful in meeting their investment objective. The Funds are intended for aggressive investors seeking above-average gains and willing to accept the risks involved in investing in the securities of mid-cap companies or small-cap companies. Investment in the Mid-Cap Fund is also subject to, among other things, mid-cap securities risk and short sales risk. Investment in the Small-Cap Fund is also subject to, among other things, small-cap securities risk, derivative instruments risk and short sales risk. More information about these risks and other risks can be found in each Fund’s prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.nottinghamco.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available at www.nottinghamco.com or by calling Shareholder Services at 1-888-626-3863. The prospectus should be read carefully before investing.

Stated performance in the Funds was achieved at some or all points during the year by waiving or reimbursing part of those Funds’ total expenses to ensure shareholders did not absorb expenses significantly greater than the industry norm.

This Annual Report was first distributed to shareholders on or about January 29, 2008.

January 8, 2008

Dear Shareholders:

The year 2007 was dominated by unpleasant surprises as “sub-prime” and “CDO’s” became all too familiar terms. The trouble began in the third quarter as borrowers with faulty credit histories began to default on mortgage loans. Fears of risk flowed to broader credit markets and impacted the stock market as confidence began to erode. Despite this, the broad market indices finished up for the year with the S&P 500 up 3.5%, the Dow Jones Industrial Average 6.4% and the NASDAQ composite up 9.8%. The market’s volatility increased as the year progressed with both the S&P 500 and the DJIA down in the fourth quarter.

ECONOMY

Despite the rate cuts by the Federal Reserve the outlook for housing remains bleak. Sales of both new and existing homes are down; more homes are now on the market than ever before. Home prices have fallen and new home sales continue to languish. Although housing represents a relatively small part of the economy, historically accounting for about 5% of gross domestic product, it is the most important of all household assets. The American consumer has been the most powerful influence on the global economy for the past 11 years. Growth in consumer spending is driven by two forces, income and wealth. The wealth factor has been the most positive part of the equation sparked by the rapid appreciation of residential property. As the housing market weakened the negative short-term impact on consumer spending has increased, causing some near term concerns.

The dollar had its’ worst year in 2007 reflecting the housing crunch and credit problems in the U.S. economy. The dollar is at its lowest level in a decade, 9.6% below the Euro and 6.4% lower than the Japanese yen. The weakness has helped earnings of multi-national corporations as overseas profits translate into more dollars. American exporters benefit as their goods become cheaper abroad. Exports expanded at 18.3%, the fastest rate since 2003. The negative impact of housing on the economy has been neutralized by net trade improvement which has added about 1 percent to real GDP. The U.S. trade improvement has thus far allowed the U.S. economy to withstand the worst collapse in housing during the post-war period. Although housing will likely subtract more from overall growth, the magnitude of its impact should diminish. The U.S. dollar continues to decline, which should provide further trade improvement.

ECONOMIC OUTLOOK

Slowing economic activity, weakening job growth and a credit crunch have investors anticipating further interest rate cuts from the Federal Reserve. Minutes of the Fed’s December meeting reinforce the expectation of rate cuts. The oil price surge to $100 per barrel and upward pressure on the price of gold, will limit rate cut expectations as inflationary pressures increase. Declining growth in productivity and the labor force, further limit the extent of interest rate relief.

In recent years corporations have been spending cash in the form of share repurchases and dividends. Financial firms have been among the more generous of such spenders. Stock buybacks among S&P 500 companies approached $450 billion in the first three quarters of the year, up from $430 billion in 2006 and $203 billion in 2005. Dividends are estimated at $247 billion in 2007 compared with $225 billion in 2006 and $203 billion in 2005.

We anticipate U.S. economic growth to reflect the housing market woes and credit market troubles in 2008. We anticipate a slowdown in the rate of economic growth to the 1.5% rate with a moderate increase in Consumer price inflation. We believe a recession will be avoided reflecting continuing growth in U.S. exports and corporate capital spending and continuation of a responsive Federal Reserve Policy.

CURRENT STRATEGY

CMA continues to position its portfolios to take advantage of current economic condition in the U.S. We anticipate more volatility in the capital markets as a result of the slower rate of domestic economic growth during 2008. We intend to remain invested in value stocks and to seek opportunities in market sectors that underperformed during the past year.

                                                           President

                                                          Capital Management Associates, Inc.

Investment in the Funds is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Funds will be successful in meeting their investment objective. The Funds are intended for aggressive investors seeking above-average gains and willing to accept the risks involved in investing in the securities of mid-cap companies or small-cap companies. Investment in the Mid-Cap Fund is also subject to, among other things, mid-cap securities risk and short sales risk. Investment in the Small-Cap Fund is also subject to, among other things, small-cap securities risk, derivative instruments risk and short sales risk. More information about these risks and other risks can be found in each Fund’s prospectus.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available at www.nottinghamco.com or by calling Shareholder Services at 1-888-626-3863. The prospectus should be read carefully before investing.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Funds and of the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences in addition to the other factors noted with such forward-looking statements include general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

Underwriter and Distributor: Shields & Company

140 Broadway, 44th Floor, New York, NY  10005

Phone: 1-212-320-3015

Capital Management Mid-Cap Fund – Institutional Shares

Performance Update - $250,000 Investment (Unaudited)

For the period from November 30, 1997 to November 30, 2007

Performance Returns for the periods ended November 30, 2007.
Average Annual Total Returns	One Year	Five Year	Ten Year	Gross Expense Ratio
Capital Management Mid-Cap Fund	13.84%	13.44%	7.61%	1.95%
Cumulative Total Investment Returns		Ten Year	Final Value of $250,000 Investment
Capital Management Mid-Cap Fund		108.29%	$520,725
S&P 500 Total Return Index		81.87%	$454,687
Russell 3000 Index		87.56%	$468,906

                             Capital Management

                                Mid-Cap Fund         S&P 500 Total       Russell 3000
                             Institutional Shares     Return Index               Index

   11/30/1997                250,000                       250,000                    250,000

   11/30/1998                222,643                       309,153                    297,644

   11/30/1999                263,625                       373,754                    359,775

   11/30/2000                297,598                       357,983                    348,326

   11/30/2001                296,366                       314,224                    309,240

   11/30/2002                277,140                       262,335                    260,791

   11/30/2003                326,709                       301,919                    308,356

   11/30/2004                378,886                       340,736                    348,566

   11/30/2005                416,523                       369,507                    382,733

   11/30/2006                457,405                       422,098                    438,033

   11/30/2007                520,725                       454,687                    468,906

This graph assumes an initial investment of $250,000 at November 30, 1997. All dividends and distributions are reinvested. This graph depicts the performance of the Capital Management Mid-Cap Fund (the “Fund”) Institutional Shares versus the S&P 500 Total Return Index and the Russell 3000 Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.nottinghamco.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

 Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period*
Actual	$1,000.00	$1,005.10	$7.54
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.59

      * Actual Expenses are based on expenses incurred in the most recent six-month period. The Fund’s annualized six-month expense ratio is 1.50%. The values under “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the most recent six month period).

Capital Management Mid-Cap Fund – Investor Shares

Performance Update - $10,000 Investment (Unaudited)

For the period from November 30, 1997 to November 30, 2007

                               Capital

                         Management

                            Mid Cap         S&P 500

                            Fund                Total             Russell

                            Investor          Return             3000

                            Shares             Index               Index

  11/30/1997           9,700            10,000              10,000

 11/30/1998           8,568             12,366              11,906

 11/30/1999         10,072             14,950              14,391

 11/30/2000         11,298             14,319              13,933

 11/30/2001         11,165             12,569              12,370

 11/30/2002         10,382             10,493              10,432

 11/30/2003         12,144             12,077              12,334

 11/30/2004         13,984             13,629              13,943

 11/30/2005         15,249             14,780              15,309

 11/30/2006         16,649             16,884              17,521

 11/30/2007         18,810             18,187              18,756

Performance Returns for the periods ended November 30, 2007.
Average Annual Total Returns	One Year	Five Year	Ten Year	Gross Expense Ratio
Capital Management Mid-Cap Fund - No Sales Load	12.98%	12.62%	6.85%	2.70%
Capital Management Mid-Cap Fund - 3% Maximum Sales Load	9.59%	11.94%	6.52%
Cumulative Total Investment Returns	Ten Year		Final Value of $10,000 Investment
Capital Management Mid-Cap Fund - No Sales Load	93.91%		$19,391
Capital Management Mid-Cap Fund - 3% Maximum Sales Load	88.10%		$18,810
S&P 500 Total Return Index	81.87%		$18,187
Russell 3000 Index	87.56%		$18,756

This graph assumes an initial investment of $10,000 ($9,700 after maximum sales load of 3.00%) at November 30, 1997. All dividends and distributions are reinvested. This graph depicts the performance of the Capital Management Mid-Cap Fund (the “Fund”) Investor Shares versus the S&P 500 Total Return Index and the Russell 3000 Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.nottinghamco.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, which may include sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expense shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period*
Actual	$1,000.00	$1,001.00	$11.29
Hypothetical (5% return before expenses)	$1,000.00	$1,013.79	$11.36

* Actual Expenses are based on expenses incurred in the most recent six-month period. The Fund’s annualized six-month expense ratio is 2.25%. The values under “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the most recent six month period).

Capital Management Mid-Cap Fund

Schedule of Investments

As of November 30, 2007
	Shares	Market Value (Note 1)		Shares	Market Value (Note 1)

COMMON STOCKS - 91.75%			Home Furnishings - 2.54%
			Whirlpool Corporation	5,000	$ 404,800
Aerospace/Defense - 4.53%
Rockwell Collins Inc.	10,000	$ 721,200	Household Products/Wares - 2.04%
			The Clorox Company	5,000	324,400
Coal - 3.57%
Arch Coal, Inc.	15,000	567,900	Mining - 3.64%
			Cameco Corporation	14,000	579,180
Commercial Services - 3.58%
* FTI Consulting, Inc.	10,000	570,000	Miscellaneous Manufacturing - 4.49%
			Parker Hannifin Corporation	9,000	714,870
Computers - 2.65%
* Affiliated Computer			Oil & Gas - 3.34%
Services, Inc.	6,000	251,760	Rowan Companies, Inc.	15,000	531,000
Diebold, Inc.	5,000	169,800
		421,560	Oil & Gas Services - 10.91%
Diversified Financial Services - 2.51%			* Cameron International Corp	7,000	652,610
CIT Group, Inc.	15,000	399,000	* Exterran Holdings, Inc.	7,000	560,280
			* Superior Energy Services	15,000	523,500
Electric - 3.52%					1,736,390
Edison International	10,000	559,800	Semiconductors - 5.06%
			* International Rectifier Corp.	10,000	325,200
Electronics - 4.71%			KLA-Tencor Corporation	10,000	480,800
Amphenol Corporation, Cl. A	9,000	390,150			806,000
* Flextronics International Ltd.	30,000	358,800	Software - 3.02%
		748,950	* VeriFone Holdings, Inc.	10,000	480,300
Environmental Control - 6.82%
Republic Services, Inc.	15,000	497,550	Telecommunications - 1.63%
* Stericycle, Inc.	10,000	588,500	Citizens Communications Co.	20,000	259,600
		1,086,050
Gas - 4.00%			Transportation - 2.13%
Energen Corporation	10,000	637,400	Con-way Inc.	8,000	338,240

Hand/Machine Tools - 3.07%			Total Common Stocks (Cost $11,515,715)		14,602,740
Snap-On, Inc.	10,000	488,800
			EXCHANGE TRADED FUND - 2.43%
Healthcare - Products - 7.55%			* streetTRACKS Gold Trust
Dentsply International, Inc.	10,000	427,800	(Cost $324,200)	5,000	386,600
* Henry Schein, Inc.	6,000	354,900
STERIS Corporation	15,000	419,400	INVESTMENT COMPANIES - 5.78%
		1,202,100	Evergreen Money Market Fund, 4.41%
Healthcare - Services - 6.44%			(Cost $919,841)	919,841	919,841
* LifePoint Hospitals, Inc.	15,000	474,600
Quest Diagnostics
Incorporated	10,000	550,600
		1,025,200
			(Continued)

Capital Management Mid-Cap Fund

Schedule of Investments

As of November 30, 2007
Market Value (Note 1)

Total Investments
	(Cost $12,759,756) - 99.96%	$ 15,909,181
Other Assets Less Liabilities - 0.04%		5,667

Net Assets - 100.00%		$ 15,914,848

*	Non-income producing investment.

Summary of Investments by Industry
	% of Net Assets	Market Value
Industry
Aerospace/Defense	4.53%	$ 721,200
Coal	3.57%	567,900
Commercial Services	3.58%	570,000
Computers	2.65%	421,560
Diversified Financial Services	2.51%	399,000
Electric	3.52%	559,800
Electronics	4.71%	748,950
Environmental Control	6.82%	1,086,050
Exchange Traded Fund	2.43%	386,600
Gas	4.00%	637,400
Hand/Machine Tools	3.07%	488,800
Healthcare - Products	7.55%	1,202,100
Healthcare - Services	6.44%	1,025,200
Home Furnishings	2.54%	404,800
Household Products/Wares	2.04%	324,400
Investment Companies	5.78%	919,841
Mining	3.64%	579,180
Miscellaneous Manufacturing	4.49%	714,870
Oil & Gas	3.34%	531,000
Oil & Gas Services	10.91%	1,736,390
Semiconductors	5.06%	806,000
Software	3.02%	480,300
Telecommunications	1.63%	259,600
Transportation	2.13%	338,240
Total	99.96%	$ 15,909,181

See Notes to Financial Statements

Capital Management Small-Cap Fund – Institutional Shares

Performance Update - $250,000 Investment (Unaudited)

For the period from January 12, 1999 (Date of Initial Public Investment) to November 30, 2007

Performance Returns for the periods ended November 30, 2007.
Average Annual Total Returns	One Year	Five Year	*Since Inception	Gross Expense Ratio
Capital Management Small-Cap Fund	1.38%	12.16%	10.34%	2.54%
Cumulative Total Investment Returns		*Since Inception	Final Value of $250,000 Investment
Capital Management Small-Cap Fund		139.68%	$599,203
S&P 600 Small-Cap Index		143.50%	$608,759
* The Fund’s inception date – January 12, 1999 (Date of Initial Public Investment).

                          Capital Management         S&P 600

                               Small-Cap Fund           Small-Cap
                             Institutional Shares         Index

     1/12/1999                250,000                      250,000

   11/30/1999                316,424                      260,905

   11/30/2000                343,342                      280,929

   11/30/2001                330,936                      314,887

   11/30/2002                337,621                      297,047

   11/30/2003                420,355                      391,394

   11/30/2004                463,673                      478,084

   11/30/2005                518,355                      530,994

   11/30/2006                591,024                      605,802

   11/30/2007                599,203                      608,759

This graph assumes an initial investment of $250,000 at January 12, 1999 (Date of Initial Public Investment). All dividends and distributions are reinvested. This graph depicts the performance of the Capital Management Small-Cap Fund (the “Fund”) Institutional Shares versus the S&P 600 Small-Cap Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.nottinghamco.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period*
Actual	$1,000.00	$922.30	$7.23
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.59

* Actual Expenses are based on expenses incurred in the most recent six-month period. The Fund’s annualized six-month expense ratio is 1.50%. The values under “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the most recent six month period).

Capital Management Small-Cap Fund – Investor Shares

Performance Update - $10,000 Investment (Unaudited)

For the period from January 12, 1999 (Date of Initial Public Investment) to November 30, 2007

                               Capital

                            Management

                               Small Cap        S&P 600

                               Fund                  Total

                               Investor            Small Cap

                               Shares                Index

     1/12/1999            9,700                10,000

   11/30/1999          12,198                10,436

   11/30/2000          13,133                11,237

   11/30/2001          12,582                12,595

   11/30/2002          12,841                11,882

   11/30/2003          15,941                15,656

   11/30/2004          17,577                19,123

   11/30/2005          19,610                21,240

   11/30/2006          22,329                24,232

   11/30/2007          22,553                24,350

Performance Returns for the periods ended November 30, 2007.
Average Annual Total Returns	One Year	Five Year	*Since Inception	Gross Expense Ratio
Capital Management Small-Cap Fund - No Sales Load	1.00%	11.92%	9.96%	3.29%
Capital Management Small-Cap Fund - 3% Maximum Sales Load	(2.03%)	11.24%	9.58%
Cumulative Total Investment Returns	*Since Inception	Final Value of $10,000 Investment
Capital Management Small-Cap Fund - No Sales Load	132.50%	$23,250
Capital Management Small-Cap Fund - 3% Maximum Sales Load	125.53%	$22,553
S&P 600 Small-Cap Index	143.50%	$24,350
* The Fund’s inception date – January 12, 1999 (Date of Initial Public Investment).

This graph assumes an initial investment of $10,000 ($9,700 after maximum sales load of 3.00%) at January 12, 1999 (Date of Initial Public Investment). All dividends and distributions are reinvested. This graph depicts the performance of the Capital Management Small-Cap Fund (the “Fund”) Investor shares versus the S&P 600 Small-Cap Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.nottinghamco.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, which may include sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments. Therefore, the last two lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period*
Actual	$1,000.00	$920.50	$8.86
Hypothetical (5% return before expenses)	$1,000.00	$1,015.84	$9.30

* Actual Expenses are based on expenses incurred in the most recent six-month period. The Fund’s annualized six-month expense ratio is 1.84%. The values under “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the most recent six month period).

Capital Management Small-Cap Fund

Schedule of Investments

As of November 30, 2007
		Shares	Market Value (Note 1)		Shares	Market Value (Note 1)

	COMMON STOCKS - 90.19%			Internet - 2.50%
				* Online Resources Corporation	25,000	$ 235,000
	Advertising - 2.48%
*	inVentiv Health Inc.	8,000	$ 233,440	Mining - 2.26%
				* Kinross Gold Corporation	12,235	212,277
	Biotechnology - 6.99%
*μ	Crucell NV	10,000	186,400	Oil & Gas - 5.95%
*	Martek Biosciences Corporation	10,000	258,600	Cabot Oil & Gas Corporation	6,000	206,520
*	SuperGen, Inc.	50,000	211,500	* McMoRan Exploration Co.	30,000	352,800
			656,500			559,320
	Coal - 4.84%			Oil & Gas Services - 5.65%
	Foundation Coal Holdings, Inc.	10,000	454,400	Gulf Island Fabrication, Inc.	7,000	222,670
				* ION Geophysical Corporation	20,000	308,600
	Distribution/Wholesale - 2.12%					531,270
	Watsco, Inc.	5,500	199,375	Pharmaceuticals - 4.37%
				* VCA Antech, Inc.	10,000	410,300
	Electronics - 6.64%
*	Checkpoint Systems, Inc.	8,500	201,960	Real Estate Investment Trust - 5.83%
*	Dionex Corporation	5,000	422,350	National Retail Properties Inc.	11,000	269,390
			624,310	Rayonier Inc.	6,000	278,280
Engineering & Construction - 6.79%						547,670
	Chicago Bridge & Iron			Semiconductors - 2.18%
	Company NV	12,000	637,800	* Brooks Automation, Inc.	15,225	204,472

	Entertainment - 2.95%			Telecommunications - 4.62%
*	Lions Gate Entertainment Corp.	30,000	276,900	* Arris Group Inc.	25,000	260,750
				* RF Micro Devices, Inc.	30,000	173,400
	Food – 2.62%					434,150
	Tootsie Roll Industries, Inc.	10,000	246,400	Water - 2.41%
				Southwest Water Company	18,940	226,901
	Gas - 3.14%
	South Jersey Industries, Inc.	8,000	295,200	Total Common Stocks (Cost $7,055,029)		8,475,141

	Healthcare - Products - 3.46%			INVESTMENT COMPANY - 10.83%
*	Respironics, Inc.	6,600	325,116	Evergreen Money Market Fund, 4.41%
				(Cost $1,017,876)	1,017,876	1,017,876
	Healthcare - Services - 3.53%
*	Sun Healthcare Group, Inc.	20,000	331,800	Total Investments (Cost $8,072,905) - 101.02%		$9,493,017
				Liabilities in Excess of Other Assets - (1.02)%		(95,711)
Household Products/Wares - 4.22%
	WD-40 Company	10,000	396,700	Net Assets - 100.00%		$9,397,306

Insurance - 4.64%
Platinum Underwriters Holdings,
Ltd.	12,000	435,840
(Continued)

Capital Management Small-Cap Fund

Schedule of Investments

As of November 30, 2007

* Non-income producing investment.
μ American Depositary Receipt.

The following abbreviation is used in this portfolio:

NV - Naamloze Vennootschap (Dutch)

Summary of Investments by Industry
	% of Net Assets	Market
Industry		Value
Advertising	2.48%	$ 233,440
Biotechnology	6.99%	656,500
Coal	4.84%	454,400
Distribution/Wholesale	2.12%	199,375
Electronics	6.64%	624,310
Engineering & Construction	6.79%	637,800
Entertainment	2.95%	276,900
Food	2.62%	246,400
Gas	3.14%	295,200
Healthcare - Products	3.46%	325,116
Healthcare - Services	3.53%	331,800
Household Products/Wares	4.22%	396,700
Insurance	4.64%	435,840
Internet	2.50%	235,000
Investment Companies	10.83%	1,017,876
Mining	2.26%	212,277
Oil & Gas	5.95%	559,320
Oil & Gas Services	5.65%	531,270
Pharmaceuticals	4.37%	410,300
Real Estate Investment Trust	5.83%	547,670
Semiconductors	2.18%	204,472
Telecommunications	4.62%	434,150
Water	2.41%	226,901
Total	101.02%	$9,493,017

See Notes to Financial Statements

Capital Management Funds

Statements of Assets and Liabilities

	Mid-Cap	Small-Cap
As of November 30, 2007	Fund	Fund

Assets:
Investments, at cost	$ 12,759,756	$ 8,072,905
Investments, at value (note 1)	$ 15,909,181	$ 9,493,017
Receivables:
Fund shares sold	907	806
Dividends and Interest, at value (note 1)	16,010	3,975
Reimbusement from affiliates:
Accrued federal income tax (note 5)	39,304	-
Prepaid expenses:
Fund accounting fees (note 2)	3,000	3,000
Compliance services fees (note 2)	292	324
Other expenses	7,786	5,535

Total Assets	15,976,480	9,506,657

Liabilities:
Payables:
Investments purchased	-	89,674
Accrued expenses	16,365	15,329
Accrued federal income tax (note 5)	39,304	-
Due to affiliates:
Advisor (note 2)	5,963	4,348

Total Liabilities	61,632	109,351

Net Assets	$ 15,914,848	$ 9,397,306

Net Assets Consist of:
Capital (par value and paid in surplus)	$ 10,551,169	$ 6,473,884
Undistributed net realized gain on investments	2,214,254	1,503,310
Net unrealized appreciation in investments	3,149,425	1,420,112

Total Net Assets	$ 15,914,848	$ 9,397,306

Institutional Shares Outstanding, $0.01 par value
(unlimited shares authorized)	715,119	467,537
Net Assets - Institutional Shares	$ 15,525,234	$ 9,270,856
Net Asset Value, Maximum Offering and Redemption Price Per Share	$ 21.71	$ 19.83

Investor Shares Outstanding, $0.01 par value
(unlimited shares authorized)	19,626	6,582
Net Assets - Investor Shares	$ 389,614	$ 126,450
Net Asset Value and Redemption Price Per Share	$ 19.85	$ 19.21
Maximum Offering Price Per Mid-Cap Investor Share (Net Asset Value ÷ 0.97)	$ 20.46
Maximum Offering Price Per Small-Cap Investor Share (Net Asset Value ÷ 0.97)		$ 19.80

See Notes to Financial Statements

Capital Management Funds

Statements of Operations

	Mid-Cap	Small-Cap
For the fiscal year ended November 30, 2007	Fund	Fund

Investment Income:
Dividends	$ 223,316	$ 122,596
Foreign withholding tax	(372)	(274)

Total Income	222,944	122,322

Expenses:
Advisory fees (note 2)	155,423	98,845
Administration fees (note 2)	24,000	24,000
Transfer agent fees (note 2)	26,264	25,909
Registration and filing administration fees (note 2)	4,398	2,898
Fund accounting fees (note 2)	37,554	36,988
Compliance services fees (note 2)	3,875	3,875
Custody fees (note 2)	5,411	5,599
Distribution and service fees - Investor Shares (note 3)	2,899	1,146
Legal fees	16,191	16,098
Audit and tax preparation fees	15,000	15,000
Registration and filing expenses	6,376	3,699
Printing expenses	1,618	1,450
Trustees' fees and meeting expenses	2,119	2,119
Securities pricing fees	2,750	2,735
Other operating expenses	6,055	5,081

Total Expenses	309,933	245,442

Expenses reimbursed by Advisor (note 2)	-	(1,082)
Advisory fees waived (note 2)	(73,947)	(94,928)
12b-1 distribution and service fees waived (note 3)	-	(630)

Net Expenses	235,986	148,802

Net Investment Loss	(13,042)	(26,480)

Net Realized and Unrealized Gain (Loss) from Investments:
Net realized gain (loss) from:
Investments and foreign currency	2,330,116	1,529,790
Federal income tax expense (note 5)	(39,304)	-
Net increase from payments by affiliates for reimbursement of federal
income tax(note 5)	39,304	-
Change in unrealized appreciation on investments	(341,731)	(1,356,235)

Net Realized and Unrealized Gain on Investments and Foreign Currency	1,988,385	173,555

Net Increase in Net Assets Resulting from Operations	$ 1,975,343	$ 147,075

See Notes to Financial Statements

Capital Management Funds

Statements of Changes in Net Assets

	Mid-Cap Fund		Small-Cap Fund
For the fiscal years ended November 30,	2007	2006	2007	2006

Operations:
Net investment loss	$ (13,042)	$ (91,358)	$ (26,480)	$ (60,459)
Net realized gains	2,330,116	564,090	1,529,790	381,035
Change in unrealized appreciation
on investments	(341,731)	963,185	(1,356,235)	937,815

Net Increase in Net Assets
Resulting from Operations	1,975,343	1,435,917	147,075	1,258,391
Distributions to Shareholders: (note 5)
Net realized gain from investment transactions
Institutional Shares	(471,575)	(1,119,885)	(7,763)	(257,639)
Investor Shares	(12,914)	(39,852)	(367,669)	(5,339)
Decrease in Net Assets Resulting from Distributions	(484,489)	(1,159,737)	(375,432)	(262,978)
Capital Share Transactions: (note 6)
Institutional Shares
Shares sold	36,291	2,649,079	48,150	544,133
Reinvested dividends and distributions	439,973	1,068,824	301,881	225,122
Shares repurchased	(3,052,417)	(502,597)	(973,825)	(144,067)
Investor Shares
Shares sold	18,173	-	-	823
Reinvested dividends and distributions	12,914	39,852	7,763	5,339
Shares repurchased	(85,733)	(62,878)	(73,767)	(505)
(Decrease) Increase from Capital Share Transactions	(2,630,799)	3,192,280	(689,798)	630,845

Net (Decrease) Increase in Net Assets	1,139,945)	3,468,460	(918,155)	1,626,258

Net Assets:
Beginning of Year	17,054,793	13,586,333	10,315,461	8,689,203
End of Year	$15,914,848	$17,054,793	$9,397,306	$10,315,461
Undistributed Net Investment Income	$ -	$ -	$ -	$ -

See Notes to Financial Statements

Capital Management Mid-Cap Fund

Financial Highlights

For a share outstanding during the	Institutional Shares
fiscal year ended November 30,	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Year	$ 19.65	$ 19.51	$ 18.88	$ 16.27	$ 13.81
Income from Investment Operations:
Net investment loss	(0.01)	(0.10)	(0.06)	(0.07)	(0.02)
Net realized and unrealized gain on securities	2.65	1.90	1.82	2.68	2.48
Total from Investment Operations	2.64	1.80	1.76	2.61	2.46
Less Distributions:
Distributions (from capital gains)	(0.58)	(1.66)	(1.13)	-	-
Total Distributions	(0.58)	(1.66)	(1.13)	-	-
Net Asset Value, End of Year	$ 21.71	$ 19.65	$ 19.51	$ 18.88	$ 16.27
Total Return	13.84%	9.81%	9.93%	15.97%	17.89%
Net Assets, End of Year (in thousands)	$15,525	$16,643	$13,148	$12,132	$ 8,939
Average Net Assets for the Year (in thousands)	$15,156	$15,876	$12,390	$11,478	$ 7,617
Ratio of Gross Expenses to Average Net Assets (a)	1.98%	1.95%	2.19%	2.22%	2.79%
Ratio of Net Expenses to Average Net Assets (a)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment
Loss to Average Net Assets	(0.07%)	(0.54%)	(0.32%)	(0.37%)	(0.17%)

Portfolio Turnover Rate	48.53%	54.05%	72.76%	56.56%	83.42%

For a share outstanding during the	Investor Shares
fiscal year ended November 30,	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Year	$ 18.15	$ 18.24	$ 17.86	$ 15.51	$ 13.26
Income from Investment Operations:
Net investment loss	(0.16)	(0.25)	(0.20)	(0.20)	(0.13)
Net realized and unrealized gain on securities	2.44	1.82	1.71	2.55	2.38
Total from Investment Operations	2.28	1.57	1.51	2.35	2.25
Less Distributions:
Distributions (from capital gains)	(0.58)	(1.66)	(1.13)	-	-
Total Distributions	(0.58)	(1.66)	(1.13)	-	-
Net Asset Value, End of Year	$ 19.85	$ 18.15	$ 18.24	$ 17.86	$ 15.51
Total Return (b)	12.98%	9.18%	9.05%	15.15%	16.97%
Net Assets, End of Year (in thousands)	$ 390	$ 412	$ 438	$ 492	$ 494
Average Net Assets for the Year (in thousands)	$ 387	$ 441	$ 469	$ 494	$ 449
Ratio of Gross Expenses to Average Net Assets (a)	2.73%	2.70%	2.96%	2.97%	3.55%
Ratio of Net Expenses to Average Net Assets (a)	2.25%	2.25%	2.25%	2.25%	2.25%
Ratio of Net Investment Loss to Average Net Assets	(0.82%)	(1.29%)	(1.05%)	(1.11%)	(0.92)%

Portfolio Turnover Rate	48.53%	54.05%	72.76%	56.56%	83.42%

(a) The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio)
and after any waivers and reimbursements (net expense ratio).
(b) Total return does not reflect payment of sales charge.

See Notes to Financial Statements (Continued)

Capital Management Small-Cap Fund

Financial Highlights

For a share outstanding during the	Institutional Shares
fiscal year ended November 30,	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Year	$ 20.34	$ 18.39	$ 16.45	$ 15.09	$ 12.12
Income from Investment Operations:
Net investment loss	(0.05)	(0.12)	(0.08)	(0.05)	(0.04)
Net realized and unrealized gain on securities	0.32	2.62	2.02	1.59	3.01
Total from Investment Operations	0.27	2.50	1.94	1.54	2.97
Less Distributions:
Distributions (from capital gains)	(0.78)	(0.55)	-	(0.18)	-
Total Distributions	(0.78)	(0.55)	-	(0.18)	-
Net Asset Value, End of Year	$ 19.83	$ 20.34	$ 18.39	$ 16.45	$ 15.09
Total Return	1.38%	14.02%	11.79%	10.31%	24.50%
Net Assets, End of Year (in thousands)	$ 9,271	$10,119	$ 8,517	$ 6,684	$ 2,715
Average Net Assets for the Year (in thousands)	$ 9,732	$ 9,447	$ 7,695	$ 5,063	$ 1,892
Ratio of Gross Expenses to Average Net Assets (a)	2.47%	2.54%	2.92%	3.74%	8.06%
Ratio of Net Expenses to Average Net Assets (a)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Loss to Average Net Assets	(0.26%)	(0.62%)	(0.50%)	(0.42%)	(0.37%)

Portfolio Turnover Rate	56.60%	40.88%	23.25%	58.67%	61.51%

For a share outstanding during the	Investor Shares
fiscal year ended November 30,	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Year	$ 19.80	$ 17.94	$ 16.08	$ 14.76	$ 11.88
Income from Investment Operations:
Net investment loss	(0.14)	(0.17)	(0.12)	(0.07)	(0.04)
Net realized and unrealized gain on securities	0.33	2.58	1.98	1.57	2.92
Total from Investment Operations	0.19	2.41	1.86	1.50	2.88
Less Distributions:
Distributions (from capital gains)	(0.78)	(0.55)	-	(0.18)	-
Total Distributions	(0.78)	(0.55)	-	(0.18)	-
Net Asset Value, End of Year	$ 19.21	$ 19.80	$ 17.94	$ 16.08	$ 14.76
Total Return (b)	1.00%	13.87%	11.57%	10.26%	24.14%
Net Assets, End of Year (in thousands)	$ 126	$ 196	$ 172	$ 100	$ 91
Average Net Assets for the Year (in thousands)	$ 153	$ 183	$ 152	$ 92	$ 75
Ratio of Gross Expenses to Average Net Assets (a)	3.22%	3.29%	3.64%	4.34%	8.25%
Ratio of Net Expenses to Average Net Assets (a)	1.84%	1.80%	1.76%	1.58%	1.52%
Ratio of Net Investment Loss to Average Net Assets	(0.60%)	(0.92%)	(0.78%)	(0.49%)	(0.37)%

Portfolio Turnover Rate	56.60%	40.88%	23.25%	58.67%	61.51%

(a) The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio)
and after any waivers and reimbursements (net expense ratio).
(b) Total return does not reflect payment of sales charge.

See Notes to Financial Statements

Capital Management Funds

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

The Capital Management Mid-Cap Fund and the Capital Management Small-Cap Fund (collectively the “Funds” and individually the “Mid-Cap Fund” and “Small-Cap Fund”) are series funds. The Funds are part of the Capital Management Investment Trust (the “Trust”), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-ended management investment company. The Funds are each classified as a “diversified” company as defined in the 1940 Act.

The Mid-Cap Fund commenced operations on January 27, 1995. The investment objective of the Fund is to seek long-term capital appreciation through investment in equity securities of medium-capitalization companies, consisting of common and preferred stocks and securities convertible into common stocks.

The Small-Cap Fund commenced operations on January 12, 1999. The investment objective of the Fund is to seek long-term capital appreciation with a secondary consideration of current income through investment in equity securities of small capitalization companies, consisting primarily of common and preferred stocks and securities convertible into common stocks.

Each Fund offers two classes of shares (Institutional Shares and Investor Shares). Each class of shares has equal rights as to assets of the respective Fund, and the classes are identical except for differences in their sales charge structures and ongoing distribution and service fees. Income, expenses (other than distribution and service fees, which are only attributable to the Investor Shares), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. Both classes have equal voting privileges, except where otherwise required by law or when the Board of Trustees (the “Trustees” ) determines that the matter to be voted on affects only the interests of the shareholders of a particular class.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

The Funds’ investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Funds’ net asset value calculation) or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Funds’ net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures. Investment companies are valued at net asset value. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods approved annually by the Trustees.

Dividend Distributions

The Funds may declare and distribute dividends from net investment income (if any) quarterly. Distributions from capital gains (if any) are generally declared and distributed annually. The Funds may also make a supplemental distribution subsequent to the end of its fiscal year. Dividends and distributions to shareholders are recorded on the ex-dividend date.

(Continued)

Capital Management Funds

Notes to Financial Statements

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of the contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates.

Federal Income Taxes

The Funds are considered personal holding companies as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Funds’ shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Funds are subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. Except as explained at the end of the Note 5 generally provisions for income taxes are not included in the financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Agreements

Advisor

The Funds pay a monthly advisory fee to Capital Management Associates, Inc. (the “Advisor”) based upon the average daily net assets of each Fund and calculated at the annual rates as shown in Table 2 provided below. The Advisor has entered into contractual agreements (“Expense Limitation Agreement") with the Funds under which it has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in amounts that limit the Funds’ total operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than a specified percentage of the average daily net assets of the Funds for the current period. There can be no assurance that the Expense Limitation Agreement will continue in the future. Subject to approval by the Board of Trustees, the Advisor may be able to recoup fees waived and expenses assumed during any of the previous three fiscal years, provided the Funds’ assets exceed $10 million and the Funds have reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratios of the Funds to exceed the percentage limits. A breakout of the recoupable fees for the previous three years is listed below in Table 1. The Advisor may recapture the amount no later than November 30 of the corresponding year listed below. The expense limitation percentages, as well as the Advisory fees waived and expenses reimbursed for the current period, are included in Table 2.

Administrator

The Funds pay a monthly administration fee to The Nottingham Company (the “Administrator”) based upon the average daily net assets of the respective share class and calculated at the annual rates as shown in the table below. The Administrator also receives a fee to procure and pay the custodian for the Funds, additional compensation for fund accounting and recordkeeping service and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses. A breakdown of these fees is provided in Table 3.

_______________________________________________________________

Table 1
Fund	2010	2009	2008
Mid-Cap Fund	$73,947	$73,673	$89,307
Small-Cap Fund	$96,010	$100,092	$111,487

___________________________________________________________________________________________

Table 2
Advisor Fees		Expense Limitation Ratio			Advisor Fees Waived		Expenses Reimbursed
Average Net Assets	Rate		Mid-Cap Fund	Small-Cap Fund	Mid-Cap Fund	Small-Cap Fund	Mid-Cap Fund	Small-Cap Fund
First $100 million	1.00%	Institutional	1.50%	1.50%	$73,947	$94,928	$0	$1,082
Next $150 million	0.90%	Investor	2.25%	2.25%
Next $250 million	0.85%
Over $500 million	0.80%

(Continued)

Capital Management Funds

Notes to Financial Statements

Table 3
Administration Fees*		Custody Fees*		Fund Accounting Fees** (monthly)	Fund Accounting Asset Based Fees
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate		Average Net Assets	Annual Rate	Blue Sky Administration Fees (annual)
First $50 million Next $50 million Over $100 million	0.125% 0.100% 0.075%	First $100 Million Over $100 Million	0.020% 0.009%	$2,250 $750	All Assets	0.01%	$150 per state per class

* Subject to minimum fees of $2,000 per month and $400 per month for Administration and Custody fees, respectively.

** The Fund pays $2,250 per month for the initial class of shares and $750 per month for each additional class of shares.

Compliance Services

Nottingham Compliance Services, LLC, a fully owned affiliate of The Nottingham Company, provides services which assists the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust as required by Rule 38a-1 of the Securities and Exchange Commission. It receives compensation for this service at an annual rate of $3,875 per Fund.

Transfer Agent

North Carolina Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Funds. It receives compensation for its services based upon a fee of $15 per shareholder per year, subject to a minimum fee of $1,500 per month, plus $500 per month for each additional class of shares. The Transfer Agent is also reimbursed for out-of-pocket expenses.

Distributor

Shields & Company (the “Distributor”) serves as the Funds’ principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of suchcharges to dealers through whom the sale was made, if any. During the fiscal year ended November 30, 2007, there were sales charges of $41 for the Mid-Cap Fund and no sales charges for the Small-Cap Fund. During the fiscal year ended November 30, 2007, there were commissions on investment transactions paid to the Distributor of $13,400 and $26,144 for the Mid-Cap Fund and Small-Cap Fund, respectively.

Certain Trustees and officers of the Trust are also officers of the Advisor or the Distributor.

3.	Distribution and Service Fees

The Trustees, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act, adopted a distribution plan with respect to the Investor Shares pursuant to Rule 12b-1 of the 1940 Act (the “Plan”). Rule 12b-1 regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts. The Plan provides that the Funds may incur certain costs, which may not exceed 0.75% per annum of the average daily net assets of Investor Shares for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of Investor Shares of the Funds or support servicing of shareholder accounts. Such expenditures incurred as service fees may not exceed 0.25% per annum of the Investor Shares’ average daily net assets. The Funds incurred $2,899 and $1,146, for the Mid-Cap Fund and Small-Cap Fund, respectively, in distribution and service fees under the Plan with respect to Investor Shares for the fiscal year ended November 30, 2007. The Distributor has voluntarily waived $630 of these fees for the Small-Cap Fund for the fiscal year ended November 30, 2007.

4.	Purchases and Sales of Investment Securities

For the fiscal year ended November 30, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Mid-Cap Fund	$7,031,252	$9,165,587
Small-Cap Fund	$4,952,517	$5,204,323

There were no purchases or sales of long-term U.S. Government Obligations during the year ended November 30, 2007.

(Continued)

Capital Management Funds

Notes to Financial Statements

5.	Federal Income Tax

The information shown in the tables on the following page represent: (1) tax components of capital as of November 30, 2007, (2) unrealized appreciation or depreciation of investments for federal income tax purposes, as of November 30, 2007, (3) distribution the Funds paid under federal income tax regulations and (4) permanent differences between the financial statement and income tax reporting requirements, of which reclassifications were made for the year ending November 30, 2007. These reclassifications had no effect on the net assets or the net asset value of the Funds.

Other book to tax differences in the current year primarily consist of post-October loss deferrals.

________________________________________________

Table 1	Undistributed		Other Book/Tax Differences	Net Tax Appreciation
	Long-Term Gains	Ordinary Income
Mid-Cap Fund	$2,251,461	$ -	($13,123)	$3,125,341
Small-Cap Fund	$1,481,522	$21,788	$ -	$1,420,112

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of November 30, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals and post-October loss deferrals.

____________________________________________________________________________________________

Table 2	Federal Tax Cost	Aggregate Gross Unrealized
		Appreciation	Depreciation
Mid-Cap Fund	$12,783,840 $8,072,905	$3,671,709	($546,368)
Small-Cap Fund		$1,926,519	($506,407)

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, deferral of post-October losses, foreign currency transactions, and net investment losses. Permanent differences such as tax returns of capital, capital gains retained and net investment losses, if any, would be reclassified against capital.

___________________________________________

Table 3 For the fiscal year ended November 30, 2007	Distributions from
	Ordinary Income	Long-Term Capital Gains
Mid-Cap Fund	$ -	$484,489
Small-Cap Fund	$ -	$375,432

For the fiscal year ended November 30, 2006	Distributions from
	Ordinary Income	Long-Term Capital Gains
Mid-Cap Fund	$129,082	$1,030,655
Small-Cap Fund	$ -	$262,978

On December 18, 2007, a long-term capital gain distribution of $3.09052 and $3.12743 per share, for the Mid-Cap Fund and the Small-Cap Fund, respectively, was declared. On December 18, 2007, a short-term capital gain distribution of $0.04596 per share for the Small-Cap Fund was declared. The dividends were paid on December 18, 2007, to shareholders of record on December 17, 2007. On December 31, 2007, an income distribution of $0.04340 and $0.05286 per share for the Mid-Cap Fund was declared for the Investor and Institutional classes, respectively. The income dividends were paid on December 31, 2007, to shareholders of record on December 28, 2007.

Table 4 Increase (Decrease) in
	Paid-in Capital	Undistributed
		Net Investment Income	Net Realized Gain on Investments
Mid-Cap Fund	$85,490	$13,042	($98,532)
Small-Cap Fund	$1,292	$26,480	($27,772)

During the fiscal year ended November 30, 2007 the Mid-Cap Fund incurred a federal income tax expense on undistributed realized gains from a prior fiscal year for $39,304, which was voluntarily reimbursed by the Advisor.

(Continued)

Capital Management Funds

Notes to Financial Statements

6.   Capital Share Transactions

For the Fiscal Year ended November 30,	Mid-Cap Fund
	Institutional Shares		Investor Shares
	2007	2006	2007	2006
Transactions in Capital Shares
Shares sold	1,728	141,382	944	-
Reinvested distributions	22,891	58,150	730	2,334
Shares repurchased	(156,422)	(26,689)	(4,721)	(3,695)
Net (Decrease) Increase in Capital Shares	(131,803)	172,843	(3,047)	(1,361)
Shares Outstanding, Beginning of Year	846,922	674,079	22,673	24,034
Shares Outstanding, End of Year	715,119	846,922	19,626	22,673

For the Fiscal Year ended November 30,	Small-Cap Fund
	Institutional Shares		Investor Shares
	2007	2006	2007	2006
Transactions in Capital Shares
Shares sold	2,352	29,440	-	26
Reinvested distributions	15,386	12,516	407	305
Shares repurchased	(47,677)	(7,505)	(3,739)	(28)
Net (Decrease) Increase in Capital Shares	(29,939)	34,451	(3,332)	303
Shares Outstanding, Beginning of Year	497,476	463,025	9,914	9,611
Shares Outstanding, End of Year	467,537	497,476	6,582	9,914

7.	New Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of November 30, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in a Fund’s calculation of net asset value per share as late as the Fund’s last such calculation in the first required financial statement period. As a result, the Funds will incorporate FIN 48 in their Semi-Annual Report on May 31, 2008. At this time, management is evaluating the implications of FIN 48. Although not yet determined, management does not expect FIN 48 to have a material impact on the financial statements.

8.	Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust entered into contracts with its vendors, on behalf of the Funds, and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. The Funds expect that risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Capital Management Investment Trust

and Shareholders of the Capital Management Mid-Cap Fund

and the Capital Management Small-Cap Fund

We have audited the accompanying statements of assets and liabilities of the Capital Management Mid-Cap Fund and the Capital Management Small-Cap Fund, each a series of shares of beneficial interest of Capital Management Investment Trust, including the schedules of investments, as of November 30, 2007, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years ended November 30, 2005 were audited by other auditors whose report dated January 19, 2006 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2007 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Capital Management Mid-Cap Fund and the Capital Management Small-Cap Fund as of November 30, 2007, the results of their operations for the year then ended and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

January 28, 2008

Capital Management Funds

Additional Information (Unaudited)

1.	Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Funds’ Statement of Additional Information and is available, without charge, upon request, by calling 1-888-626-3863. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Funds at the number above and (2) on the SEC’s website at http://www.sec.gov .

2.	Quarterly Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov , or is available, without charge, upon request, by calling the fund at 1-888-626-3863. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.

3.	Approval of Advisory Agreements during the Period

The Advisor supervises the investments of the Funds pursuant to Investment Advisory Agreements. At the annual meeting of the Funds’ Board of Trustees on November 19, 2007, the Trustees unanimously approved the renewal of the Investment Advisory Agreements for another year. In considering whether to approve the renewal of the Investment Advisory Agreements, the Trustees reviewed and considered such information as they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor; (ii) the investment performance of the Funds and the Advisor; (iii) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; (v) the Advisor’s practices regarding brokerage and portfolio transactions; and (vi) the Advisor’s practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials including, without limitation, copies of the Investment Advisory Agreements and the Expense Limitation Agreements for the Funds; a memorandum from the Advisor to the Trustees containing information about the Advisor, its business, its finances, its personnel, its services to the Funds, and comparative expense ratio information for other mutual funds with strategies similar to the Funds; and a memorandum from Kilpatrick Stockton LLP (counsel to the Funds) that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Investment Advisory Agreements, including the types of information and factors that should be considered in order to make an informed decision.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Investment Advisory Agreements. The Trustees reviewed the services being provided by the Advisor to the Funds including, without limitation, the quality of its investment advisory services since each Fund’s inception (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with each Fund’s investment objectives and limitations; its coordination of services for the Funds among the Funds’ service providers; and its efforts to promote the Funds, grow the Funds’ assets, and assist in the distribution of Fund shares. The Trustees noted that the Funds’ president, as principal executive officer and principal financial officer, and chief compliance officer were employees of the Advisor and serve the Funds without additional compensation from the Funds. After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor’s business, the Advisor’s compliance programs, and the Advisor’s Form ADV), the Board of Trustees concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Funds.

In considering the investment performance of the Funds and the Advisor, the Trustees compared the short and long-term performance of each Fund with the performance of its benchmark index, comparable funds with similar objectives managed by other investment

(Continued)

Capital Management Funds

Additional Information (Unaudited)

advisors, and comparable peer group indices (e.g., Morningstar category averages). The Trustees also considered the consistency of the Advisor’s management of each Fund with its investment objective and policies. After reviewing the short and long-term investment performance of the Funds, the Advisor’s experience managing the Funds and other advisory accounts, the Advisor’s historical investment performance, and other factors, the Board of Trustees concluded that the investment performance of the Funds and the Advisor was satisfactory.

In considering the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Funds, the Trustees considered the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; the Advisor’s compliance policies and procedures; the financial condition of the Advisor; the level of commitment to the Funds and the Advisor by the principals of the Advisor; the asset level of each Fund; and the overall expenses of each Fund, including certain prior fee waivers and reimbursements by the Advisor on behalf of the Funds and the nature and frequency of advisory fee payments. The Trustees reviewed the financial statements for the Advisor and discussed the financial stability and profitability of the firm. The Trustees reviewed the Funds’ Expense Limitation Agreements with the Advisor, and discussed the Advisor’s prior fee waivers under the Expense Limitation Agreements in detail, including the nature and scope of cost allocation for such fees. The Trustees also considered potential benefits for the Advisor in managing the Funds, including promotion of the Advisor’s name, the ability for the Advisor to place small accounts into the Funds, and the potential for the Advisor to generate soft dollars from certain of the Funds’ trades that may benefit the Advisor’s other clients as well. The Trustees then compared the fees and expenses of each Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, its style of investment management, and its size, among other factors. With respect to the Capital Management Mid-Cap Fund, the Board determined that both the management fee and the net expense ratio were higher than those of some of the comparable funds and lower than those of others, and that while the net expense ratio was higher than the industry average, the Fund was also smaller than the industry average. With respect to the Capital Management Small-Cap Fund, the Board determined that the management fee was higher than or equal to the comparable funds, and that while the net expense ratio was higher than both the comparable funds and the industry average, the Fund was also smaller than the comparable funds and the industry average. Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to the Advisor by the Funds were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

In considering the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors, the Trustees considered that each Fund’s fee arrangements with the Advisor involved both a management fee and an Expense Limitation Agreement. The Trustees noted that the Funds utilize breakpoints in their advisory fee schedules and determined that the Funds’ shareholders would benefit from economies of scale as the Funds grow. The Trustees also determined that the Funds’ shareholders had experienced benefits from the Expense Limitation Agreements and that, due to the size of the Funds, the Funds’ shareholders would likely continue to experience benefits from the Expense Limitation Agreements until the Funds’ assets grew to levels where expenses fell below the caps set by the Expense Limitation Agreements and the Advisor began receiving its full fees. In addition, the Trustees noted that the Funds’ shareholders benefit from economies of scale under the Funds’ agreements with service providers other than the Advisor. Following further discussion of the Funds’ asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Funds’ fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

In considering the Advisor’s practices regarding brokerage and portfolio transactions, the Trustees considered the Advisor’s standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions, including the use of alternative markets (e.g., direct purchases from issuers or underwriters or, as to equity securities, “third market” for listed securities and principal market makers for over-the-counter securities). The Trustees also considered the anticipated portfolio turnover rate for the Funds; the extent to which the Funds allocate portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars) to the Funds compared with

(Continued)

Capital Management Funds

Additional Information (Unaudited)

broker-dealers who provide only execution services; the difference between “full service” and “bare bones” commission rates, including consideration, each quarter, of whether the higher rates are reasonable in relation to the value of the services provided; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Advisor; the general nature and quality of any research, statistical, and or other services received (or expected to be received) by the Advisor and/or the Funds in return for commissions paid by the Funds or by any other account advised by the Advisor; and any opportunities for the Advisor to recapture brokerage or related fees (e.g., as to equity funds, tender offer fees, underwriting fees, etc.) and credit it against the fees of the Funds. The Trustees also examined the reasonableness of the commissions paid to Shields & Company, a broker-dealer affiliated with the Advisor, in light of industry standards and the services provided. After further review and discussion, the Board of Trustees determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Funds; the basis for soft dollar payments with broker-dealers, including any broker-dealers affiliated with the Advisor; the basis of decisions to buy or sell securities for the Funds and/or the Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. Following further consideration and discussion, the Board of Trustees indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees, approved the renewal of the Investment Advisory Agreements for the Funds.

4.	Tax Information

We are required to advise you within 60 days of the Funds’ fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year. The following information is provided for the Funds’ fiscal year ending, November 30, 2007.

During the fiscal year, the Mid-Cap Fund and Small-Cap Fund paid long-term capital gain distributions of $484,489 and $375,432, respectively.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. For the purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the funds from ordinary income earned during the fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. For the purposes of computing this exclusion, all of the dividends paid by the funds from ordinary income earned during the fiscal year represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plans may need this information for their annual information reporting.

5.	Additional Information about Trustees and Officers

The business and affairs of each Fund and the Trust are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Trust and each Fund is set forth on the following page. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information for each Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds toll-free at 1-888-626-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804. The Independent Trustees received aggregate compensation of $2,050 during the fiscal year ended November 30, 2007 from each Fund for their services to each Fund and the Trust. The Interested Trustees and officers did not receive compensation from the Funds for their services to the Funds and the Trust.

(Continued)

Capital Management Funds

Additional Information (Unaudited)

Name, Age, and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Lucius E. Burch, III, 66	Trustee	Since 12/94	Chairman and Chief Executive Officer (since 1982) of Burch Investment Group, formerly Massey Burch Investment Group, Inc. (venture capital firm)	2	None
Paul J. Camilleri, 60	Trustee	Since 2/07	Arbitrator for the National Association of Securities Dealers and New York Stock Exchange; previously, Consultant (2001-2003) to Credit Suisse (broker/dealer)	2	None
Anthony J. Walton, 65	Trustee	Since 12/94	Vice Chairman (since 2005) of Standard Chartered Bank (commercial bank); Managing Director (since 2005) of Econban Finance, LLC (investment bank); Chief Executive Officer (since 1995) of Armstrong Holdings Corporation (private investment and corporate finance advisory firm); previously, Partner (2000-2004) of McFarland Dewey & Company, LLC (investment bank)	2	None
Interested Trustees*
David V. Shields, 68** Shields & Company 140 Broadway Street 44th Floor New York, NY 10005	Trustee	Since 12/94	Director (since 1983) of Capital Management Associates, Inc. (investment advisor to the Funds); President and Managing Director (since 1982) of Shields & Company (broker/dealer and distributor to the Funds)	2	None
Joseph V. Shields, Jr., 69** Shields & Company 140 Broadway Street 44th Floor New York, NY 10005	Chairman and Trustee	Since 12/94	Chairman and Chief Executive Officer (since 1982) of Capital Management Associates, Inc.; Chairman and Managing Director (since 1982) of Shields & Company	2

Chairman of Board of Trustees –BBH Trust for the 12 series of the trust (registered investment companies); Director (since 1989) of Flowers Industries, Inc. (food company); Vice Chairman of Board of Trustees (since 1995) of New York Racing Association, Inc. (racetrack operator)

* Basis of Interestedness: David V. Shields and Joseph V. Shields, Jr. are Interested Trustees because they are officers and principal owners of Capital Management Associates, Inc., the Funds’ investment advisor, and Shields & Company, the Funds’ distributor.

** David V. Shields and Joseph V. Shields, Jr. are brothers.

(Continued)

Capital Management Funds

Additional Information (Unaudited)

Officers
Ralph J. Scarpa, 70 Capital Management Associates, Inc. 140 Broadway Street 44th Floor New York, NY 10005	President, Principal Executive Officer, and Principal Financial Officer	Since 01/07

President (since January 2007) of Capital Management Associates, Inc.; Senior Vice President and Managing Director and Secretary of Shields & Company; previously, Senior Vice President of Capital Management Associates, Inc.

				n/a	n/a
Christopher F. Meyer, 58 Capital Management Associates, Inc. 140 Broadway Street 44th Floor New York, NY 10005	Chief Compliance Officer	Since 5/06

Compliance Officer (since 2006) of Capital Management Associates, Inc.; Compliance Officer (since 2006) of Shields & Company; previously, Senior Finance Coordinator and Supervising Senior Examiner of the New York Stock Exchange, Inc.

				n/a	n/a
Jacob S. Brown, 28	Treasurer and Assistant Secretary	Since 11/07

Financial Reporting Manager (since February 2007), previously, Senior Accountant (2005-2007) and Fund Accountant (2003-2005) of The Nottingham Company (administrator of the Funds); previously Intern, Sara Lee Corporation (food products and household goods).

				n/a	n/a
A. Vason Hamrick, 30	Secretary and Assistant Treasurer	Since 3/07	Corporate Counsel (since 2004) to The Nottingham Company.	n/a	n/a

The Capital Management Mutual Funds

are series of the

Capital Management Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Documented:	Documented:

NC Shareholder Services, LLC	Capital Management Associates, Inc.
116 South Franklin Street	140 Broadway
Post Office Drawer 4365	New York, NY 10005
Rocky Mount, NC 27803-0365

Toll-Free Telephone:

1-888-626-3863

World Wide Web @:

nottinghamco.com

Capital Management

Investment Trust

Item 2. CODE OF ETHICS.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments to any provision of such code of ethics during the period covered by this report.
(d)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver, from any provision of such code of ethics.
(f)(1)	A copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer is filed pursuant to Item 12.(a)(1) below.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board of directors has determined that the registrant does not have an audit committee financial expert serving on its audit committee.
(a)(2)	Not applicable.
(a)(3)

At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees – Audit fees billed for the registrant for the last two fiscal years are reflected in the table below. These amounts represent aggregate fees billed by the registrant’s independent accountant, Briggs, Bunting & Dougherty, LLP (“Accountant”), in connection with the annual audits of the registrant’s financial statements and for services normally provided by the independent accountant in connection with the registrant’s statutory and regulatory filings.

Fund	2006	2007
Capital Management Mid-Cap Fund	$12,500	$13,000
Capital Management Small-Cap Fund	$12,500	$13,000
(b)

Audit-Related Fees – There were no additional fees billed in the fiscal years ended November 30, 2006 and November 30, 2007 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)

Tax Fees – The tax fees billed in each of the last two fiscal years ended for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of each fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2006	2007
Capital Management Mid-Cap Fund	$2,000	$2,000
Capital Management Small-Cap Fund	$2,000	$2,000
(d)	All Other Fees –There were no other fees billed by the Accountant which were not disclosed in Items (a) through (c) above during the last two fiscal years.
(e)(1)

The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not Applicable.
(g)

Aggregate non-audit fees billed by the Accountant to the registrant for services rendered during the fiscal years ended November 30, 2006 and 2007 were $4,000 and $4,000 respectively. There were no non-audit fees billed by the Accountant for services rendered to the registrant’s investment advisers, or any other entity controlling, controlled by, or under common control with the registrant’s investment advisers.

(h)	Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11. CONTROLS AND PROCEDURES.

(a)

The Principal Executive Officer and the Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the registrant's internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).
(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3)      Not applicable.

(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Capital Management Investment Trust

By: (Signature and Title)                 /s/ Ralph J. Scarpa

  Ralph J. Scarpa

  President, Principal Executive Officer and Principal Financial Officer

  Capital Management Investment Trust

Date: January 31, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)                 /s/ Ralph J. Scarpa

  Ralph J. Scarpa

  President, Principal Executive Officer and Principal Financial Officer

  Capital Management Investment Trust

Date: January 31, 2008